UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

Mudrick Capital Acquisition Corporation II

(Exact name of registrant as specified in its charter)

Delaware	001-39771	85-2320197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

527 Madison Avenue, 6th Floor

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 747-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	MUDSU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MUDS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MUDSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Other Events.

On June 10, 2022, Mudrick Capital Acquisition Corporation II (“MUDS”) and Blue Nile, Inc. (“Blue Nile”) issued a joint press release (the “Press Release”) announcing the entry into certain definitive agreements providing for a business combination involving MUDS and Blue Nile’s parent company, BC Cyan Investment Holdings Inc. (the “Company”), on the terms and conditions set forth in such agreements (the “Business Combination”). The Press Release is attached to this Current Report as Exhibit 99.1 and incorporated by reference herein.

Also on June 10, 2022, MUDS and Blue Nile issued an investor presentation in connection with the Business Combination, a copy of which is attached to this Current Report as Exhibit 99.2 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of MUDS under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Important Information and Where to Find It

In connection with the proposed transaction, MUDS intends to file with the SEC and mail a definitive proxy statement relating to the proposed transaction to its shareholders. This communication does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. MUDS shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed transaction, as these materials will contain important information about MUDS, Blue Nile and the proposed transaction. When available, the definitive proxy statement and other relevant materials for the proposed transaction will be mailed to shareholders of MUDS as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Mudrick Capital Acquisition Corporation II; 527 Madison Avenue, 6th Floor, New York, NY 10022.

Participants in the Solicitation

MUDS and its directors and executive officers may be deemed participants in the solicitation of proxies from MUDS’s shareholders with respect to the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in MUDS is contained in MUDS’s Annual Report on Form 10-K, which was filed with the SEC on March 29, 2022, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Mudrick Capital Acquisition Corporation II; 527 Madison Avenue, 6th Floor, New York, NY 10022. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed transaction when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of MUDS in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction when available.

No Solicitation or Offer

This communication shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication may contain forward-looking statements. Forward-looking statements include, without limitation, statements regarding the estimated future financial performance and financial position of the Company. Future results are not possible to predict. Opinions and estimates offered in this communication constitute the Company’s judgment and are subject to change without notice, as are statements about market trends, which are based on current market conditions. This communication contains forward-looking statements, including without limitation, forward-looking statements that represent opinions, expectations, beliefs, intentions, estimates or strategies regarding the future of the Company and its affiliates, which may not be realized. Forward-looking statements can be identified by the words, including, without limitation, “believe,” “anticipate,”    “continue,” “estimate,” “may,” “project,” “expect,” “plan,” “potential,” “target,” “intend,” “seek,” “will,” “would,” “could,” “should,” “forecast,” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events, trends or prospects but the absence of these words does not necessarily mean that a statement is not forward-looking. Any statements that refer to expectations, projections, indications of, and guidance or outlook on, future earnings, dividends or financial position or performance or other characterizations of future events or circumstances are also forward-looking statements.

All forward-looking statements are based on estimates and assumptions that are inherently uncertain and that could cause actual results to differ materially from expected results. Many of these factors are beyond the Company’s ability to control or predict. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any definitive agreements with respect to the proposed transaction; (2) the outcome of any legal proceedings that may be instituted against MUDS, the combined company or others following the announcement of the proposed transaction and any definitive agreements with respect thereto; (3) the inability to complete the proposed transaction due to the failure to obtain approval of the shareholders of MUDS or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (5) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (6) the risk that the proposed transaction disrupts current plans and operations of the Company as a result of the announcement and consummation of the proposed transaction; (7) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed transaction; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in MUDS’s Annual Report on Form 10-K filed on March 29, 2022. There may be additional risks that neither MUDS nor the Company presently know or that MUDS and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this communication, and such information may be inaccurate or incomplete. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, our management team or businesses associated with them is presented for informational purposes only. Past performance by the Company’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not rely on the historical record of the performance of the Company’s management team or businesses associated with them as indicative of the Company’s future performance of an investment or the returns the Company will, or is likely to, generate going forward.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Joint Press Release of Mudrick Capital Acquisition Corporation II and Blue Nile, Inc., dated June 10, 2022.

99.2	Investor Presentation, issued June 10, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mudrick Capital Acquisition Corporation II

Date: June 10, 2022	By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title:	Chief Executive Officer

Exhibit 99.1

Blue Nile, Leading Fine Jewelry Online Retailer, to Become a Public Company

•	Blue Nile, Inc. to combine with Mudrick Capital Acquisition Corporation II (NASDAQ: MUDS)

•

Transaction expected to provide up to ~$450 million of capital, including $50 million of new preferred equity provided by Mudrick Capital. Also includes $80 million of committed PIPE capital (~$50M of which has been pre-funded) from existing Blue Nile sponsors and Mudrick Capital

•	Transaction implies pro forma enterprise value for Blue Nile of approximately $683 million

Bellevue, WA and New York, NY – June 10, 2022 – Blue Nile, Inc. (“Blue Nile” or “the Company”), the leading online retailer of GIA graded, conflict-free diamonds, diamond engagement rings, and fine jewelry, and Mudrick Capital Acquisition Corporation II (NASDAQ: MUDS), a publicly-traded special purpose acquisition company, today announced they have entered into a definitive agreement for a business combination that will result in Blue Nile becoming a public company. Upon closing of the transaction, the combined company will be named Blue Nile and is expected to be listed on NASDAQ. The post-combination company will be led by Sean Kell, Blue Nile’s Chief Executive Officer, and the current management team.

“As the pioneer of and category leader in online fine jewelry, Blue Nile is well positioned to win as the go-to e-commerce destination in the space,” said Jason Mudrick, Founder and Chief Investment Officer of Mudrick Capital Management, L.P. “With its market leadership, track record as an innovator, talented team, and omnichannel business model, along with its proven growth vectors, Blue Nile fully addresses Mudrick Capital Acquisition Corporation II’s investment criteria. We are excited to partner with Blue Nile as it continues to be a trailblazer in the space.”

“Our vision is to help our customers celebrate all of life’s joyful occasions, big and small,” said Kell. “Over the past two and a half years we have successfully transformed and elevated Blue Nile as a thriving fine jewelry and lifestyle brand, and we are excited about the growth opportunities that lie ahead. We have only scratched the surface of an estimated $320 billion global fine jewelry market that has been slow to move online and remains fragmented. As we look to execute our growth strategy, now is the right time to become a public company.”

“We are pleased that the Mudrick team will invest in Blue Nile and help accelerate the Company’s next phase of e-commerce leadership in the fine jewelry category,” said David Humphrey, Chairman of the Board of Directors of Blue Nile and a Managing Director at Bain Capital Private Equity. “We believe Blue Nile has a significant opportunity for future market expansion as a real innovator in a large category that offers the right mix of compelling jewelry coupled with an unmatched selection of GIA graded diamonds at unbeatable values.”

The E-Commerce Leader in Fine Jewelry

Blue Nile was founded in 1999 to revolutionize the way customers shop for one of their most significant purchases – diamond engagement rings. By creating a disruptive digital platform that provides consumers with more choices, straightforward information, and exceptional service, Blue Nile demystified the diamond shopping process while passing savings onto its e-commerce customers. The Company continues to apply the same principles of disruption and customer care to an expanded assortment which now includes other fine jewelry (earrings, necklaces, pendants, bracelets, and other fashion jewelry), representing nearly half of the Company’s revenue.

A leading destination for online fine jewelry, Blue Nile has four global offices and ships to 44 countries, including China, the U.K., Canada, and Australia. Blue Nile offers customers the largest selection of more than 650,000 high-quality, conflict-free natural diamonds and an expansive fine jewelry collection with pricing at 25-50% less than that of traditional brick-and-mortar jewelers. Over the past two and a half years, Blue Nile, under an executive leadership team led by Sean Kell, has successfully migrated from the leading online diamond engagement marketplace to a fine jewelry brand driving consistent margin expansion and strong revenue growth.

Blue Nile – Investing for Growth Acceleration

•

Well positioned to capitalize on the fragmented and growing $320 billion global fine jewelry market. As a digitally native pioneer with a leading position in the highly fragmented U.S. fine jewelry market, Blue Nile has a significant opportunity to continue to disrupt and capitalize on a growing market opportunity which has seen e-commerce penetration increase to 25%, up 11 percentage points since 2019. With less than 1% of the total U.S. fine jewelry market share today, and only a small fraction of that share internationally, there is significant opportunity to expand.

•

Superior customer value proposition and strong repeat business. Blue Nile has served more than 2.7 million customers, with 32% of its 2021 revenue from repeat sales. An engagement ring purchase is an entry point to repeat jewelry purchases celebrating life’s other joyful occasions, big and small. Blue Nile offers the largest selection of more than 650,000 high-quality, conflict-free natural diamonds and thousands of fine jewelry designs at a 25-50% price advantage compared to traditional brick-and-mortar jewelers.

•

Omnichannel business model provides structural competitive advantages. Anchored by an industry-leading e-commerce presence, Blue Nile has been expanding its reach to meet customers anywhere, anytime they want to shop. The Company plans to have opened ~40 showrooms by year end 2023 – while also investing in its digital platforms to create a seamless shopping experience across channels. Blue Nile’s showrooms are “asset light” with display inventory and a stress-free shopping experience in which consumers select their jewelry, with the help of Blue Nile’s Personal Jewelers, and then order jewelry through the Company’s website for delivery to home or office. These showrooms are a significant growth accelerator, allowing consumers to see, touch, and feel the quality of Blue Nile’s fine diamonds, engagement rings, and other fine jewelry. They help extend the Blue Nile brand beyond online and introduce the experience to thousands of new customers every day.

•

Powered by technology and data, Blue Nile delivers unparalleled customer service. Blue Nile has helped millions of shoppers with engagement ring and other jewelry purchases to celebrate life’s most joyful moments. Each customer interaction helps Blue Nile learn and improve the next experience. With more than 5 terabytes of customer data spanning over 20 years of customer interactions and purchases, as well as leading-edge analytics and data science capabilities, the Company understands consumer needs, allowing Blue Nile to anticipate trends and deliver highly-personalized, expertly-curated, and perfectly-timed experiences.

•

Strong leadership team. Blue Nile has an executive leadership team with more than 150 cumulative years of fine jewelry and e-commerce experience at companies including Expedia, Amazon, Nike, Starbucks, Signet, Uber, BCG, and McKinsey.

Transaction Overview

The transaction is anticipated to generate approximately $450 million of capital before expenses, assuming no redemptions by the public stockholders of Mudrick Capital Acquisition Corporation II. This includes $50 million of new preferred equity provided by Mudrick Capital. It also includes $80 million of committed PIPE capital (~$50M of which has been pre-funded) from existing sponsors Bain Capital Private Equity, Bow Street, and Adama Partners, and from Mudrick Capital. Existing Blue Nile shareholders will roll over their existing equity, retaining 39% of the combined company’s pro forma equity. The pro forma implied equity value of the combined company is $873 million at the $10.15 per share PIPE price, assuming no redemptions by the public stockholders of Mudrick Capital Acquisition Corporation II. The transaction implies a pro forma enterprise value for Blue Nile of approximately $683 million.

The Boards of Directors of Blue Nile and Mudrick Capital Acquisition Corporation II have approved the transaction. The transaction, which will require the approval of Mudrick Capital Acquisition Corporation II stockholders, is subject to other customary closing conditions, including the receipt of certain regulatory approvals and a minimum cash condition. It is expected to close early in Q4 2022.

Additional information about the proposed transaction, including a copy of the business combination agreement and an investor presentation, will be provided in a Current Report on Form 8-K to be filed by MUDS with the U.S. Securities and Exchange Commission and will be available at www.sec.gov.

Advisors

Jefferies LLC is acting as exclusive financial and capital markets advisor and placement agent, and Weil, Gotshal & Manges LLP is acting as legal advisor to Mudrick Capital Acquisition Corporation II. Kirkland & Ellis LLP is acting as legal advisor to Blue Nile.

About Blue Nile, Inc.

Blue Nile, Inc. is the largest online retailer of high-quality, conflict-free, GIA graded diamonds and fine jewelry. The company offers a superior experience for purchasing engagement rings, wedding rings, and fine jewelry by providing expert guidance, in-depth educational materials, and unique online tools that place consumers in control of the jewelry shopping process. Blue Nile has some of the highest quality standards in the industry and offers thousands of independently graded diamonds and fine jewelry at prices significantly below traditional retail. Blue Nile can be found online at www.bluenile.com and at physical showrooms located throughout the United States.

About Mudrick Capital Acquisition Corporation II

Mudrick Capital Acquisition Corporation II is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. The company is led by Chief Executive Officer and Chairman of the Board of Directors Jason Mudrick, Chief Financial Officer Glenn Springer, Vice President Victor Danh, and Vice President Matthew Pietroforte. Its sponsor is an affiliate of Mudrick Capital Management, L.P., which currently manages approximately $3.3 billion with a specialty in event-driven and special situation investing in public and private companies in North America. Additional information regarding Mudrick Capital Acquisition Corporation II may be found at: www.MudrickCapitalAcquisitionCorp.com.

Cautionary Language Regarding Forward-Looking Statements

This press release may contain forward-looking statements. Forward-looking statements include, without limitation, statements regarding the estimated future financial performance and financial position of the Company. Future results are not possible to predict. Opinions and estimates offered in this press release constitute the Company’s judgment and are subject to change without notice, as are statements about market trends, which are based on current market conditions. This press release contains forward-looking statements, including without limitation, forward-looking statements that represent opinions, expectations, beliefs, intentions, estimates or strategies regarding the future of the Company and its affiliates, which may not be realized. Forward-looking statements can be identified by the words, including, without limitation, “believe,” “anticipate,” “continue,” “estimate,” “may,” “project,” “expect,” “plan,” “potential,” “target,” “intend,” “seek,” “will,” “would,” “could,” “should,” “forecast,” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events, trends or prospects but the absence of these words does not necessarily mean that a statement is not forward-looking. Any statements that refer to expectations, projections, indications of, and guidance or outlook on, future earnings, dividends or financial position or performance or other characterizations of future events or circumstances are also forward-looking statements.

All forward-looking statements are based on estimates and assumptions that are inherently uncertain and that could cause actual results to differ materially from expected results. Many of these factors are beyond the Company’s ability to control or predict. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any definitive agreements with respect to the proposed transaction; (2) the outcome of any legal proceedings that may be instituted against Mudrick, the combined company or others following the announcement of the proposed transaction and any definitive agreements with respect thereto; (3) the inability to complete the proposed transaction due to the failure to obtain approval of the shareholders of Mudrick or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (5) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (6) the risk that the proposed transaction disrupts current plans and operations of the Company as a result of the announcement and consummation of the proposed transaction; (7) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed transaction; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Mudrick’s Annual Report on Form 10-K filed on March 29, 2022. There may be additional risks that neither Mudrick nor the Company presently know or that Mudrick and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this press release, and such information may be inaccurate or incomplete. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, our management team or businesses associated with them is presented for informational purposes only. Past performance by the Company’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not rely on the historical record of the performance of the Company’s management team or businesses associated with them as indicative of the Company’s future performance of an investment or the returns the Company will, or is likely to, generate going forward.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Mudrick intends to file with the SEC and mail a definitive proxy statement relating to the proposed transaction to its shareholders. This press release does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. Mudrick’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed transaction, as these materials will contain important information about Mudrick, the Company and the proposed transaction. When available, the definitive proxy statement and other relevant materials for the proposed transaction will be mailed to shareholders of Mudrick as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Mudrick Capital Acquisition Corporation II; 527 Madison Avenue, 6th Floor, New York, NY 10022.

Participants in the Solicitation

Mudrick and its directors and executive officers may be deemed participants in the solicitation of proxies from Mudrick’s shareholders with respect to the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in Mudrick is contained in Mudrick’s Annual Report on Form 10-K filed on March 29, 2022, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Mudrick Capital Acquisition Corporation II; 527 Madison Avenue, 6th Floor, New York, NY 10022. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed transaction when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Mudrick in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction when available.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investor Relations

Caitlin Churchill

ICR, Inc.

BlueNileIR@icrinc.com

Media Relations

Judy Lee

ICR, Inc.

BlueNilePR@icrinc.com

Exhibit 99.2 Mudrick Capital Acquisition Corporation II June 8, 2022

Disclaimer This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Mudrick Capital Acquisition Corporation II (“Mudrick”) and Blue Nile Inc. (the “Company”). The information contained herein does not purport to be all-inclusive and none of Mudrick, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Neither the Company nor Mudrick has verified, or will verify, any part of this Presentation. The recipient should make its own independent investigations and analyses of the Company and its own assessment of all information and material provided, or made available, by the Company, Mudrick or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Mudrick, the Company, or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the Exchange Act ), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of Mudrick and the Company and is intended for the recipient hereof only. Forward-Looking Statements This Presentation may contain forward-looking statements. Forward-looking statements include, without limitation, statements regarding the estimated future financial performance and financial position of the Company. Future results are not possible to predict. Opinions and estimates offered in this Presentation constitute the Company’s judgment and are subject to change without notice, as are statements about market trends, which are based on current market conditions. This Presentation contains forward-looking statements, including without limitation, forward-looking statements that represent opinions, expectations, beliefs, intentions, estimates or strategies regarding the future of the Company and its affiliates, which may not be realized. Forward-looking statements can be identified by the words, including, without limitation, “believe,” “anticipate,” “continue,” “estimate,” “may,” “project,” “expect,” “plan,” “potential,” “target,” “intend,” “seek,” “will,” “would,” “could,” “should,” “forecast,” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events, trends or prospects but the absence of these words does not necessarily mean that a statement is not forward-looking. Any statements that refer to expectations, projections, indications of, and guidance or outlook on, future earnings, dividends or financial position or performance or other characterizations of future events or circumstances are also forward-looking statements. All forward-looking statements are based on estimates and assumptions that are inherently uncertain and that could cause actual results to differ materially from expected results. Many of these factors are beyond the Company’s ability to control or predict. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Mudrick, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Mudrick, or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the risks and uncertainties set forth on the slides titled “Summary of Risk Factors” located in the appendix to this Presentation; and (13) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements in Mudrick’s Annual Report on Form 10-K filed on March 29, 2022. There may be additional risks that neither Mudrick nor the Company presently know or that Mudrick and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this Presentation, and such information may be inaccurate or incomplete. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, our management team or businesses associated with them is presented for informational purposes only. Past performance by the Company’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not rely on the historical record of the performance of the Company’s management team or businesses associated with them as indicative of the Company’s future performance of an investment or the returns the Company will, or is likely to, generate going forward. 1

Disclaimer (Cont.) Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Adjusted EBITDA, Free Cash Flow and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Financial Information The historical financial statements provided for fiscal year 2019 have only been reviewed under private company standards and have not undergone a public company audit. Updating for public company disclosure requirements will likely include changes to the classification and disclosure of preferred stock, derivative instruments and foreign currency, as well as other adjustments resulting from the public company audit. An audit of the Company’s historical financial statements for fiscal year 2019 in accordance with the requirements of the Public Company Accounting Oversight Board (“PCAOB”) is in process and such financial statements will be included in the definitive proxy statement related to the Business Combination. Accordingly, the historical financial information for fiscal year 2019 included herein should be considered preliminary and subject to adjustment in connection with the completion of the PCAOB audit. The Company’s results and financial condition as reflected in the financial statements included in the definitive proxy statement may be adjusted or presented differently from the historical financial information for fiscal year 2019 included herein and the differences could be material. Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue and Adjusted EBITDA, for the Company’s fiscal years 2022 through 2025. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this Presentation, the Company may rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. The Company has not independently verified the accuracy or completeness of any such third-party information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such third-party information. Additional Information In connection with the proposed Business Combination, Mudrick intends to file with the SEC and mail a definitive proxy statement relating to the proposed Business Combination to its shareholders. This Investor Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Mudrick’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Mudrick, the Company and the Business Combination. When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to shareholders of Mudrick as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Mudrick Capital Acquisition Corporation II; 527 Madison Avenue, 6th Floor, New York, NY 10022. 2

Disclaimer (Cont.) Participants in the Solicitation Mudrick and its directors and executive officers may be deemed participants in the solicitation of proxies from Mudrick’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Mudrick is contained in Mudrick’s Annual Report on Form 10-K, which was filed with the SEC on March 29, 2022 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Mudrick Capital Acquisition Corporation II; 527 Madison Avenue, 6th Floor, New York, NY 10022. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Mudrick in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination when available. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. 3

Our Presenters Jason Mudrick Sean Kell Dom Bourgault Victor Danh Founder & Chief Investment Chief Executive Officer Chief Financial Officer Managing Director Officer ⚫ CEO of Blue Nile since ⚫ CFO of Blue Nile since ⚫ Founded Mudrick Capital ⚫ Managing Director at September 2019 March 2020 in 2009 and serves as CIO Mudrick Capital since 2009 ⚫ 25 years of experience in ⚫ Held multiple finance roles ⚫ 20+ years of experience, eCommerce, digital at several divisions at including on the Board of ⚫ 20+ years of experience marketing, and B2C brand Expedia Group, including Directors of numerous analyzing equity building CFO, from 2002-2020 public and private opportunities across a companies diverse range of industries 4

Blue Chip Sponsorship ⚫ Bain Capital Private Equity has partnered closely with management teams to provide the strategic resources that build great companies and help them thrive since its founding in 1984 ⚫ More than 275 investment professionals create value for portfolio companies through a global platform and depth of expertise in key verticals including in technology, consumer and retail ⚫ Offices on 4 continents with investments in more than 1,000 companies since inception ⚫ Bain Capital invests across asset classes including credit, public equity, venture capital, real estate and insurance, managing ~$150 billion, leveraging the firm's shared platform to capture opportunities in strategic areas of focus ⚫ Founded in 2011, Bow Street is a New York-based investment manager that invests opportunistically across public and private equity, real estate and special situations ⚫ Long history of active, strategic board-level engagement across portfolio companies ⚫ Long holding period and flexible mandate facilitates deep involvement throughout investment lifecycle ⚫ Founded in 2009, Mudrick Capital currently manages approximately $3.3 billion with a specialty in event-driven and special situation investing in public and private companies ⚫ 12 years of capital deployment spanning over 200 investments since the firm’s inception ⚫ Over 30 investments with active involvement via board of directors or creditor committee involvement ⚫ Long-term investment focus with history of post-transaction support for our portfolio companies – Typical hold period for core investments is 5 years, some substantially longer 5

Blue Nile Checks All The Boxes Digitally native disrupter in an industry with a massive addressable market rapidly moving online Category pioneer and leader – the destination in online fine jewelry Superior customer value proposition – selection, value, quality, convenience, and service Omnichannel approach accelerating growth Proven growth strategy accelerated by incremental capital Seasoned management team with committed sponsors providing additional capital Compelling valuation relative to eCommerce peers 6

Transaction Summary ($Millions, except for share prices) Post Transaction Ownership Post Transaction Valuation (1) Sources and Uses (Illustrative) (Illustrative) Bain & Bow Street PIPE Mudrick Sources of Funds 5% PIPE Illustrative share price $10.15 5% Issuance of Shares $341 Mudrick Existing BN (1) Preferred 321 Cash Held in Trust Shareholders Pro forma fully diluted shares 6% (3) 86 39% (1)(2) 80 PIPE Investment Proceeds outstanding (52) Less Prefunded Portion of PIPE Sponsor (4) Preferred 50 9% Equity value $873 Total Transaction Sources $740 Net cash ($190) Uses of Funds Enterprise value $683 Stock Consideration to Existing Investors $341 Cash to Balance Sheet 372 EV / 22E revenue ($651) 1.0x Estimated Fees & Expenses 27 Public SPAC Total Transaction Uses $740 EV / 23E revenue ($773) 0.9x Stockholders 37% Transaction Highlights (5) (5) $40M $40M $50M 100% Bain & Bow Street Pre- Mudrick Common Stock Mudrick Management & sponsors Funded Common Stock PIPE PIPE Commitment Preferred Equity Investment rolling over all equity Commitment 1) Assumes no redemptions by public SPAC Stockholders. 2) Excludes 11.3M of SPAC founder warrants, 15.8M of public SPAC warrants, and 1.5M of underwriter warrants. 3) Includes existing Blue Nile Shareholder and Mudrick investment into PIPE. 4) Mudrick Capital is contributing an additional $50M in the form of preferred equity 7 5) $52M of PIPE commitments pre-funded through other instruments that will be converted to common stock PIPE commitments

Anticipated Use of Funds – Investments to Accelerate Growth ($Millions) (1) Anticipated Use of Proceeds Illustrative Net Revenue Bridge Total Proceeds to Balance Sheet $372 Brand Marketing Investment $15-17 Expanded brand awareness and traffic $773 $157 Omnichannel Growth $35-77 Showroom expansion and technology $50 $53 enhancements $661 $566 $42 $566 Remaining Proceeds Not $278-322 Included in the Model ⚫ Accelerated Brand Investments ⚫ Accelerated Showroom Expansion ⚫ Faster eCommerce Investments ⚫ Opportunistic M&A ⚫ Debt Paydown 2021 Brand Marketing Omnichannel Growth 2023E Investment Proceeds are being used to fuel growth 8 1) Assumes no redemptions by public SPAC Stockholders.

Robust Financial Opportunity With a massive addressable market and a leading market position in eCommerce Fine Jewelry, Blue Nile is equipped to win across multiple growth vectors Supportive Industry Dynamics and Tailwinds Growing Fine Jewelry Industry Acceleration of Category Blue Nile is a Leader in with Massive TAM ($320B) eCommerce Penetration a Highly Fragmented Market Blue Nile 2021A – 2023E Net Revenue Growth ($Millions) $773 $651 $566 $661 $581 $566 2021 2022E 2023E Growth Drivers Showroom Expansion Technology Enhancements U.S. Brand Marketing Channel Diversification and Fuel eCommerce customer Top of funnel and Channel Synergy experience and growth brand marketing spend OMNICHANNEL GROWTH 9 Source: Bain & Co.

Agenda 1 Investment Highlights 2 Growth Strategy 3 Financial Overview 4 Valuation 5 Appendix 10

Investment Highlights 11

Blue Nile Investment Highlights 150+ 2019 Years of Cumulative Year Sean Kell Joined eCommerce Experience Among Deep, Experienced Management Team 1 Leadership Team $320B 6% Global Fine Jewelry CAGR Global Fine Jewelry Market Size (2021) Market (2021-2025) Growing Jewelry Market with Massive TAM 2 25% +1100bps Share of U.S. Fine Increase in eCommerce Share of Jewelry Sales Made eCommerce Penetration Is Accelerating 3 Fine Jewelry (2019-2021) Online (2021) 0.8% 65% Blue Nile Well-Positioned to Capitalize on Fragmented Blue Nile Share of Total U.S. Share of Small, Independent 4 Fine Jewelry Category today Brick-and-Mortar Players Market 20-50% 650K Value Advantage Versus Diamonds Listed – Leading Superior Customer Value Proposition 5 Traditional Brick-and-Mortar Marketplace Peers 2.7M 17 6 Structurally Advantaged Omnichannel Business Model Blue Nile Customers as of Showrooms December 2021 8-17% CAGR 32% Multiple Proven Growth Vectors 7 Forecasted Revenue CAGR Revenue from Repeat Sales (2021-2023) (2021) 12 Source: McKinsey, Bain & Company, Euromonitor and Company Analysis.

1 Deep, Experienced Team with Proven Track Record of Value Creation in eCommerce Executive team with 150+ years of eCommerce and fine jewelry experience, all but Chief Merchandising Officer new since 2019 Sean Kell CEO September 2019 Dom Bourgault Katie Zimmerman Dave Olsen CFO Chief Merchandising Officer SVP Strategy, Analytics and Retail 2020 2018 2019 Recent Blue Nile revenue growth 2019 2021 Anita Natarajan Ron Forrester Michael Hopkins ⚫ Growth focused executive with 25 years eCommerce, SVP International Chief Technology Officer SVP Sales and Service 2020 2021 2019 digital marketing, and B2C brand building ⚫ As CEO of A Place for Mom, grew revenue with meaningful EBITDA improvement – Overhauled leadership team, brand, marketing, and acquired 3 companies – Realized strong MOIC for investor group ⚫ Relaunched Hotels.com and overhauled tech stack; grew bookings significantly over two years ⚫ Rebuilt Expedia global marketing team; grew eCommerce Jenn Licata Charlie Severn Camille Cleveland transactions and revenue VP of Retail VP Marketing General Counsel 2021 2020 2020 ⚫ Grew Starbucks eCommerce/offline revenue significantly over two years 13

2 3 Massive TAM and Consumer Shift to Online Presents Large Opportunity for Blue Nile A massive and fragmented market, ripe for eCommerce disruption A massive and growing market… …that is highly fragmented… …and ripe for eCommerce disruption Global Fine Jewelry Market U.S. Fine Jewelry Market U.S. Fine Jewelry Channel Mix Digitally Native 2% eCommerce 25% $408B Large & 2025E Regional B&M 33% $320B $60B $60B 2021A 2021A 2021A Other 75% Independents 65% 25% eCommerce share, well below $408B 2025E Revenue <2% share for digitally native brands other categories 65% share of small, independent 1100 bps share increase for 6% CAGR (2021-2025) jewelers eCommerce since 2019 Source: McKinsey, Bain & Co, Euromonitor and Company Analysis. 14 Note: B&M = Brick-and-Mortar.

2 Fine Jewelry Market Consists of Engagement and Jewelry Purchase Occasions Engagement is an entry point to repeat jewelry purchases, which over time are higher frequency and higher margin 20s 30s 40s 50s 60s 70s Engagement Bridal (1) Lifetime purchases 1 Margin 20-30% Average purchase price $6,800 (1) Wedding Lifetime value $6,800 Wedding party gift Vow renewal th th th th 15 10 30 50 Anniversary New job Retirement Promotion Self Graduate school Indulgence Night out Jewelry (1) Lifetime purchases 30-50 Margin 40-50% Mother’s Day Average purchase price $900 First child Second child (1) First grandchild Lifetime value $25-45K Valentine’s Day Family Granddaughter’s Baby’s Holiday Birthday graduation birthstone ring Source: Company Management, Forrester, Euromonitor 1) Represents an assumption made by management for illustrative purposes. Lifetime jewelry purchases include total household purchases and self-purchase 15 2) Average product margin based on 2020 product margins for engagement and jewelry.

4 Blue Nile Is a Clear eCommerce Leader Blue Nile “has it all” – offering breadth and quality of products at a meaningful price advantage with a best-in-class shopping experience Integrated 20 – 50% 1-Day Offering of Build Your Tech and Savings vs. Shipping ® >650K Own > 3K Jewelry Showroom Physical Times on Global Diamonds Diamond Ring SKUs Capability Stores Orders Footprint ✓✓✓✓✓✓✓ û✓û✓✓ûû Digitally Native Peers Limited û✓û✓ûû For a Fee Largerûû✓✓û✓ Brick & Mortar Peers û✓✓ûû✓û Regional & Mom and Pop Stores Limited Local (1) ûûûûûû / Other Jewelers Source: Company Analysis, Euromonitor (2019). Note: For illustrative purposes only. 16 1) Estimated as all Jewelry per Euromonitor excluding Signet, Tiffany, Richemont, LVMH, and Pandora.

4 Proven Track Record of Growing Jewelry and Expanding Gross Margins Blue Nile Jewelry Revenue Blue Nile Gross Margins 2018 2019 2020 2021 2018 2019 2020 2021 Huge opportunity to grow share, revenue and margins in jewelry 17

4 Exclusive and Proprietary Designs at Blue Nile Long-term aspiration to achieve 50% of sales through exclusive and proprietary designs Blue Nile Extraordinary ZAC Zac ASTOR Bella Vaughan …. and more Studio Collection Posen Our Most Brilliant Everyday Elegance at One-of-a-kind Modern American As Special as She Is Other Collections Diamonds its Finest Glamour Marrying the highest 10 10 Program: Premium diamonds. Cut Exceptional collection Unique collection One of America’s standards of Capsule collection of 10 to achieve maximum crafted by industry- featuring rare jewels, foremost celebrity craftsmanship with rings from 10 up-and- brilliance, fire and leading designers and exceptional designers. Zac Posen elegantly inspired coming designers. sparkle. Certified by inspired by their years craftmanship and combines couture design, the Bella leading independent of experience and exclusive one-of-a-kind techniques and Vaughan collection Monica Rich Kosann: industry experts. personal reflection. designs innovative design to showcases intricate Sentimental and create his signature details enhanced by the personalizable pieces. dramatic silhouettes. most state of the art processes. Revenue from exclusive designs in 2021: $53M+ 18

Historically, Blue Nile Brand Was Built on Price and Discounting; 4 Today, Blue Nile Has Elevated the Brand and Experience “Discounter: Price and Sale Focused” “Premium, Lifestyle Orientation” FROM: TRANSACTIONAL TO: RELATIONSHIP DRIVEN Old Website New Website 19

4 Including a Stronger and More Elevated Image on Social Media “Discounter, Price and Sale Focused” “Premium, Lifestyle Orientation” FROM: TRANSACTIONAL TO: RELATIONSHIP DRIVEN Old Social and Display New Social and Display 20

5 We Believe Blue Nile Offers Largest Diamond Selection and Best Value We believe we have the widest selection of high quality, conflict-free natural diamonds at a value traditional brick-and-mortar players are unable to achieve Number of Diamonds Available Average Price of 1 Carat Natural Diamond Blue Nile has ~5X selection of Brilliant Earth and 575x+ selection of independent jewelers ~120% more 650K expensive 20%+ more expensive $6,200 Independent Independent Jeweler Jeweler Best Selection + Best Value + Transparent Pricing = Best Customer Experience Source: Company Analysis. Tiffany and Independent Jeweler selection and price data based on management estimates. Diamonds compared were all: 1.00CT, VS2, H Color, Ideal Cut, Round, GIA 21 graded diamond as of 1/10/22.

5 Blue Nile Is the Best Place to Buy Jewelry Significantly more jewelry assortment than Brilliant Earth and prices 25-50% below brick-and-mortar retailers Unparalleled Selection vs. Traditional Competitors Prices 25-50% Below Traditional Brick-and-Mortar Stores Product Offering (# of Styles) Retail price of selection of Jewelry SKUs 50% more expensive 25% more expensive 2,885 1,089 Typical Store Blue Nile is the eCommerce leader in jewelry selection with prices 25-50% below brick-and-mortar peers 22 Source: Company Analysis.

6 Structurally Advantaged Business Model with Marketing and Repeat Flywheels Differentiated, profitable algorithm with significant growth runway Higher Invest in Gross Higher margin sales drive High ROI marketing strategy Marketing Margin Strategy ability to spend more on drives high eCommerce and marketing, driving customer showroom traffic at attractive acquisition flywheel acquisition cost Drive Data and Repeat High Customers Customer eCommerce and LTV Customer Insights Traffic Broadest selection of Broad assortment of jewelry diamonds and fine jewelry at and relationship marketing compelling value and Large drives higher margin fine eCommerce customer experience supports Curated and jewelry repeat purchase Customer higher conversion Extensive Selection Base of Products Ability to leverage customer database for more effective marketing across key life events such as birthdays, anniversaries and milestones 23

6 Anywhere, Anytime Omnichannel Model Breadth and extension of channels allows customers to shop whenever and however they prefer Web Chat 20K chats per month Virtual Showrooms Website 350 appointments per month 2.5M visitors per month 31% conversion for appointments Call Center Physical Showrooms 30K calls per month 17 showrooms 35% of revenue connected to call center 38% conversion for appointments 24

6 Showrooms Are a Significant Growth Accelerator Inventory-light showrooms act as an extension of the online business, driving conversion, brand marketing and meaningful sales uplift ⚫ Key touchpoint in the customer journey and important piece of our multi- channel system ⚫ “Look, touch, feel” interaction on customer journey ⚫ Inventory-light model with low operating costs and modest capital outlay ⚫ Enhance brand awareness and introduce new customers to Blue Nile ⚫ Lift overall omnichannel sales in trade area, accelerating online channel penetration 7x 50%+ 18%+ 80% Increased conversion Average showroom order 2021 vs. 2019 Increase in sales in trade (1) (2) vs. website alone vs. website alone Showroom Comp Growth area with showroom open 1) Year-to-date November 2021 vs. Year-to-date November 2019 for 5 stores open in 2019. 25 2) For showrooms open at least 12 months.

6 Showrooms: Highly Attractive Economics and Extensive Room for Growth Showrooms are highly productive with 12-month pay back period, with room for 100+ showrooms in U.S. Showrooms open 12+ months Total Number of Showrooms Start-up Investment (Capex) $470K 39 Annual Sales $7,100K 36 (1) Square Feet 735 ft 26 Annual Sales / Sq Ft $10,600 / ft 17 Annual EBITDA $895K Payback Period 12 months 2021 2022 2023 Note: Showroom economics are approximated. 26 Source: Company Management and Company Surveys.

Growth Strategy 27

Robust Top Line Growth Opportunity Management case projects Blue Nile to be a $660-770M Net Revenue business by 2023 Projected Blue Nile Net Revenue ($Millions) ◼ Significant opportunity to drive incremental growth through increased brand awareness ◼ Increased brand awareness lowers cost of acquisition in lower funnel marketing, drives repeat business and delivers a premium image and $773 $157 economics $50 $53 $661 $566 $42 $566 ◼ Incredible economics of showrooms with nearly 40 stores by 2023 (from 17 today) ◼ Investment in eCommerce features and functionality improve conversion rates and expand lead generation compared to traditional brick-and-mortar retailers 2021 Brand Marketing Omnichannel 2023E Investment Expansion 1 2 28

1 Brand Marketing: Opportunity to Build Brand Awareness Opportunity for significant investment in top / mid of funnel and brand messaging – early tests have been positive with returns on spend of 100%+ Aided awareness ahead of eCommerce competitors but Expected $15-17M in top and mid-funnel brand spend by significant opportunity compared to brick-and-mortar retailers 2023 vs. ~$6M in 2021, validated by promising testing results Performance Marketing Brand Marketing 76% 71% 70% 68% $78-85 $69-76 46% $60 38% 29% $42 28% $32 16% 15% Tiffany Zales Kay Jared Blue Brilliant Shane James Ritani VRAI & Co. Nile Earth Co. Allen 2019 2020 2021 2022 2023 29 Source: Blue Nile Brand Awareness Study Nov 2020, Respondents who were in the market for engagement and/or fine jewelry, n=1506. Commissioned and paid for by Blue Nile.

1 Opportunities to Invest Across Broader Funnel of Marketing Channels Top of Mind Awareness Benefits ⚫ Free Direct Traffic Fueling The Top of Funnel ⚫ Improved on-line ad efficiency Marketing Engine Expansion ⚫ Owned channel activation (email / social) ⚫ Customer advocacy Broad Medium Examples Benefits Reach (Awareness) ⚫ Americans watch >4 hours of TV per day (greater than smartphone screen time) ⚫ Efficiency in reaching broad audiences and build brand awareness TV Cable & Linear ⚫ Cost per Impression runs 5 - 15% of that of traditional on-line vehicles ⚫ Reach 83% of U.S. consumers on a weekly basis, who listen 1.5 hours per day Audio ⚫ Format and programming allows for efficient targeting of like-minded shoppers ⚫ With a focused approach on high value markets, local marketing can deliver high Local Market penetration and scale efficiency Sponsorships / Events / ⚫ Allows for focused targeting with high frequency among narrow audience Program Integration ⚫ Builds on local market programming to drive experience, scale and efficiency ⚫ Highly targetable and fully trackable programming TV / Audio Connected Influencer / Celebrity ⚫ Scalable, grass roots brand advocacy and endorsement focused on key target ⚫ Organic segments ⚫ The first two weeks of the partnership between Tiffany, Beyonce and Jay-Z ⚫ YouTube created $10.5M in media impact through PR, social and digital posts Targeted (Advocacy) 30 Source: Yahoo Finance (8/21), Red bull – Media Radar, Statista.

2 Best-in-class Showroom Aesthetics and Experience San Jose, CA Scottsdale, AZ Austin, TX Short Hills, NJ 31

2 …With Significant White Space Showrooms drive omnichannel customer engagement and local market brand recognition while generating superior unit economics Significant White Space for Opening Showrooms… …Which Is in Line with Other Retailers (1) Number of U.S. Stores Bellevue Portland Salem Detroit Chicago NYC Area Short Hills Philadelphia San Jose Denver 2,408 Tysons Los Angeles Glendale Newport Beach Scottsdale Austin Miami 36-39 322 17 166 95 Current Stores 2021 2023 Goal Note: Blue Nile 2023 store count based on management projections. Source: Company Management and Company Surveys. 32 1) Competitor websites and public filings.

2 Further Separate Blue Nile from Brick-and-Mortar and eCommerce Competition Further modernizing the Blue Nile website – a proven strategy the team has executed before Web 3.0 Evolution: Richer Customer Experience ⚫ Enhanced visualization and 3D imagery ⚫ Virtual try-on and augmented reality ⚫ Virtual sizing BlueNile.com: Best-in-Class Website Today ⚫ Expand financing options ⚫ Enhanced checkout experience ⚫ Seamless anywhere, anytime evolution ⚫ Increased breadth and depth of assortment ⚫ Traceability and blockchain Drives conversion rate improvement — More efficient marketing — Improved repeat rates Delights customers — Word of mouth brand recognition and network effects — Increase LTV 33

Financial Overview 34

Financial Summary Assumes $50-$100M of new investments – incremental capital would be used to invest in incremental growth opportunities not included in the projections below Actuals Projected Growth % 21-23 ($Millions) 2019A 2020A 2021A 2022E 2023E CAGR • The projections are based on our best estimates taking into account Net Revenue $465 $469 $566 $581 - $651 $661 - $773 8% - 17% the information we had on hand % growth -7.6% 0.8% 20.7% 2.6% - 14.9% 13.7% - 18.8% as of June 8, 2022 • The projection ranges reflects the uncertainty and potential volatility COGS $(350) $(338) $(397) $(403) - $(447) $(451) - $(524) of our results as they could be impacted by the current fluid and challenging macro environment: Gross Profit $116 $131 $169 $179 - $204 $210 - $249 11% - 21% • The low end of the range % margin 24.9% 27.9% 29.9% 30.8% - 31.3% 31.7% - 32.2% assumes continued macro environment pressure and potential related impact on our business performance through Operating Expenses $(97) $(115) $(159) $(183) - (192) $(206) - $(227) potential management actions to maintain appropriate cost structure and cashflow Adjusted EBITDA $19 $16 $10 $(4) – $11 $4 - $22 (38%) - 48% • The high end of the range % margin 4.0% 3.3% 1.8% (0.6%) - 1.7% 0.6% - 2.9% assumes the macro environment starts normalizing mid-year, with Unlevered FCF $17 $19 ($24) $(18) - $12 $1 - $21 related benefits to our business in the form of Capex $(8) $(10) $(21) $(17) - $(17) $(19) - $(20) improving growth trends Change in NWC $12 $18 $(7) $10 - $25 $20 - $23 beginning in the second half of the year Note: The above figures include non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin and Unlevered Free Cash Flow. Please see the corresponding reconciliations in the appendix to this Presentation. (1) 2019 through 2021 figures are pro-forma. They have been restated to conform with 2022 treatment and categorization methods, specifically with regard to presentation boxes and scrap recovery. 35

Incremental Revenue from Additional Capital Incremental revenue opportunities from additional investment capital beyond what is assumed in management case projections Additional Potential Growth Vectors Representative Opportunities Future Revenue ⚫ Faster deployment of new features Omnichannel Expansion $70M – $140M ⚫ Accelerate additional showroom rollout Brand Marketing Investment⚫ Increase brand marketing spend $30M – $60M ⚫ Accelerate site and brand building International Growth $150M – $200M ⚫ Open new market (e.g. India, Brazil) Total $250M – $400M 36

Target Operating Model Estimated Steady-State Targets Revenue Growth 15% % of Revenue from Fine Jewelry 80% Gross Profit Margin 40% Adjusted EBITDA Margin 15%+ Note: Estimated Steady-State Targets represents goals over the long term and not within an identified time period - there can be no assurance when, or if, we will reach these targets. The above figures 37 include non-GAAP financial measures, including Adjusted EBITDA Margin. Please see the corresponding reconciliation in the appendix to this Presentation.

Valuation 38

Blue Nile is a Scaled Industry Leader ($Millions) Diamonds Available Jewelry Styles Total Customers Served 6.2x 2.6x 7.0x 650K 2.7M 2,885 1,089 105K 370K 2021A Jewelry 2021A International 2022E Revenue Revenue Mix Revenue Mix 1.4x 2.1x 15% $651 $468 7% Source: Wall Street Research, Brilliant Earth filings, company websites and Capital IQ as of 5/18/2022. 39 1) Post-transaction valuation contemplated in proposed business combination.

Compelling Valuation Relative to Peers Luxury Jewelry Luxury eCommerce Leading Digitally Native Retail Median: 23.5% Median: 10.9% Median: 24.4% 43.4% 31.0% 2022E 29.3% 26.3% 25.0% 23.9% Revenue 23.5% 19.1% Growth 14.8% 10.9% 7.3% 5.5% 2.5% Median: 1.1x Median: 1.2x Median: 2.7x 2.9x 2.7x 2.7x 2022E 1.9x 1.6x Revenue 1.4x 1.2x Multiple 1.1x 1.0x 0.8x 0.5x 0.5x 0.4x 40 Source: Company Materials, competitors’ public filings and Capital IQ as of 6/8/22.

Blue Nile Investment Highlights 150+ 2019 Years of Cumulative Year Sean Kell Joined eCommerce Experience Among Deep, Experienced Management Team 1 Leadership Team $320B 6% Global Fine Jewelry CAGR Global Fine Jewelry Market Size (2021) Market (2021-2025) Growing Jewelry Market with Massive TAM 2 25% +1100bps Share of U.S. Fine Increase in eCommerce Share of Jewelry Sales Made eCommerce Penetration Is Accelerating 3 Fine Jewelry (2019-2021) Online (2021) 0.8% 65% Blue Nile Well-Positioned to Capitalize on Fragmented Blue Nile Share of Total U.S. Share of Small, Independent 4 Fine Jewelry Category today Brick-and-Mortar Players Market 20-50% 650K Value Advantage Versus Diamonds Listed – Leading Superior Customer Value Proposition 5 Traditional Brick-and-Mortar Marketplace Peers 2.7M 17 6 Structurally Advantaged Omnichannel Business Model Blue Nile Customers as of Showrooms December 2021 8-17% CAGR 32% Multiple Proven Growth Vectors 7 Forecasted Revenue CAGR Revenue from Repeat Sales (2021-2023) (2021) 41 Source: McKinsey, Bain & Company, Euromonitor and Company Analysis.

Appendix 42

Blue Nile Assortment Focused on Classics – Our Collections are in the Luxury Category, Priced from $500 to $1,000,000 Example Timeless Classics with Modern Fashion Traditional Avant-Garde Categories Classics a Twist Classics Forward Engagement Rings (aka “Bridal) Necklaces Bracelets Earrings Blue Nile Core Business Our jewelry collection will have a Blue Nile perspective: Broad, Timeless, Classic but Modern, Refined, Unique, Transparent, Special 43

Customer Demographics Blue Nile has a strong base of 2.7M+ customers who are relatively young, high earning, and likely to have significant disposable income Typical Blue Nile Customer Demographics Engagement Jewelry 23% 23% 24% 18% 21% 16% 18% 17% 12% 15% 9% Age 6% 18-25 26-35 36-45 46-55 56-65 66+ 18-25 26-35 36-45 46-55 56-65 66+ 44% 40% 20% 19% 17% 16% Income 12% 12% 12% 8% < $30K $30 - 49K $50 - 74K $75 - 99K $100K+ < $30K $30 - 49K $50 - 74K $75 - 99K $100K+ 42% 31% 16% 14% 13% 14% 12% 12% 12% Net Worth 10% 6% 5% < $50K $50 - $100 - $250 - $500 - $1M+ < $50K $50 - $100 - $250 - $500 - $1M+ $99K 249K 499K 999K $99K 249K 499K 999K 44 Source: Company Management. Simmons / MRI Data – 2019 Blue Nile Buyers.

Showrooms are a Proven Growth Formua Showroom Most Productive Spaces in Retail… …and Grow Revenue in Local Markets Where They’re Open (1) Sales / Sq Ft $7,900 +80% $5,546 $2,951 $2,900 $1,560 $1,286 $304 Expected Local Market Annual Sales in Markets with eCommerce Sales Showroom 18% 80% 2021 vs. 2019 Increase in Sales in Trade Area with Blue Nile (2) Showroom Comp Growth Showroom Open at least Twelve Months 1) Blue Nile showroom sales per sq ft based upon total average square footage of showrooms to be comparable to retail peers. 45 2) Year-to-date November 2021 vs. Year-to-date November 2019.

Blue Nile Has a Long History of Leadership in ESG Quality, sustainability and transparency are at our core: • Earth-friendly business practices • Quality and integrity in every action • A diverse and inclusive workplace Ethically Sourced and A Diverse and Inclusive Supply Chain Transparency Responsible Mining Sustainable Workplace • GIA Graded: We offer over 500,000 • Earthworks No Dirty Gold • 100% conflict free diamonds: We • Brilliant Moments Start With Our Signatory: We are a signatory of only purchase diamonds through the ethically sourced, high-quality diamonds Team: Amazing, passionate people Earthworks' No Dirty Gold Golden most respected suppliers who are at the heart of Blue Nile. Each – each with a certificate from the enforce the standards established by Rules, an initiative working to ensure and every day, we work together to Gemological Institute of America (GIA). the Kimberley Process. Our that gold and metals come from create a great experience–for our suppliers who meet a strict criteria diamonds are guaranteed to be customers and for everyone on our • Committed to Transparency: As a with regards to human rights, social 100% conflict-free. team. leader in fine diamond and jewelry issues and the environment. • Kimberly Process Compliant: All transparency, Blue Nile is investing in • Diversity and Inclusion: As an Blue Nile vendors required to have technology and partnerships to allow • Metal Recycling: We research the international retailer, we understand documentation that ensures all mining, refinement and manufacturing instant on-line verification of any that our customers come from sourced diamonds were obtained diamond we sell. practices of our gold suppliers, and different cultures, races and identities through legitimate channels. This is work with them to positively influence and want our company and brand to enforced by US Customs office. reflect the communities we serve. • Our Industry-Leading Review how gold is sourced. We are • 100% Recyclable Packaging: Our Internally, Blue Nile has implemented Process: This means that our diamond committed to increasing the use of packaging is made from responsibly- strategies to educate our employees and gemstone products are inspected recycled gold and secondary sources sourced materials that are 100% on their role in creating and nurturing by a GIA-certified gemologist or in our business. recyclable. Our chipboard and an inclusive environment. In turn, we wrapped paper are entirely inspector. They use a microscope, are providing expanded opportunities recyclable, and our packaging is digital calipers, a GIA-certified diamond • Leading Industry Metal Standards: and resources to ensure that all of our constructed using eco-friendly and master color comparison set, x-ray • Platinum (950) – 95% fineness+ employees thrive at Blue Nile. non-toxic glue and padded foam. spectrometer and other equipment to Palladium (950): 95% fineness+ judge the authenticity, quality, stone • 18 K Gold (750): 75% fineness+ security and potential structural • 14K Gold (585): 58.5% fineness+ weaknesses of every stone we sell. • Sterling Silver (925) 92.5% fineness+ 46

GAAP Reconciliation 2019 2020 2021 Actual Actual Actual Net Loss (73,780) (28,505) (39,954) Interest Expense 18,985 17,201 15,867 Benefit for Income Tax (6,152) (4,665) (1,926) Depreciation and Amortization 21,340 21,475 13,232 Goodwill Impairment (1) 47,600 - - Stock-based Compensation (2) 1,336 1,690 14,775 Management Fees (3) 4,282 3,742 3,782 Severance (4) 3,431 2,035 221 Strategic Consulting and Transaction Costs (5) 519 1,771 2,513 Showroom Pre-opening Costs (6) (0) 869 1,180 Other Adjustments (7) 1,091 (96) 567 Adj EBITDA 18,652 15,516 10,257 (1) Represents impairment of the Company's goodwill asset. (2) Represents non-cash stock-based compensation recognized in association with equity awards made to employees and non-employees. (3) Represents management fees paid to our sponsors in accordance with our management services agreement, which will terminate upon closing of the Transaction. (4) Represents severance costs associated with the Company's former executives. (5) Represents items management believes are not indicative of ongoing operating performance. These expenses are primarily related to fees paid to external consultants for legal, accounting and professional fees incurred in connection with the Transaction and other strategic initiatives of limited duration, including supply chain optimization and marketing strategy. (6) Represents direct incremental costs of opening showrooms that are charged to operations as incurred. (7) Other adjustments consist of discrete non-operating items identified by management, including foreign currency transaction (gains) losses. 47

GAAP Reconciliation 2019 2020 2021 Actual Actual Actual Cash Flow from Operations 5,545 11,530 (19,686) Capital Expenditures (7,825) (9,848) (20,508) Free Cash Flow (2,280) 1,682 (40,193) Interest Expense (18,985) (17,201) (15,867) Unlevered Free Cash Flow 16,706 18,883 (24,326) 48

Summary of Risk Factors Risks Related to the Business Combination ⚫ The Sponsor, certain members of the MUDS Board and certain MUDS officers have interests in the Business Combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the Business Combination proposal and approval of the other proposals described in the proxy statement that will be filed in connection with the Business Combination. Such conflicts of interests include that the Sponsor and MUDS' directors and officers may lose their entire investment in MUDS if the Business Combination is not completed. ⚫ The NASDAQ may not continue to list our securities, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. ⚫ The MUDS Board did not obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination. ⚫ Because the post-combination company will become a publicly-traded company by virtue of a merger as opposed to an underwritten initial public offering, the process does not use the services of one or more underwriters, which could result in less diligence being conducted. ⚫ Past performance by the Sponsor or its affiliates, or the directors and officers of Mudrick, may not be indicative of future performance of an investment in Mudrick or the post-combination company. ⚫ If third parties bring claims against MUDS, the proceeds held in the trust account could be reduced and the per-share redemption amount received by stockholders may be less than $10.15 per share. In such event, MUDS directors may decide not to enforce the indemnification obligation of the Sponsor, resulting in a reduction in the amount of funds in the trust account available for distribution to public stockholders. ⚫ If MUDS is unable to complete an initial business combination by September 10, 2022, MUDS will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and the MUDS Board, dissolving and liquidating. In such event, third parties may bring claims against MUDS and, as a result, the proceeds held in the trust account could be reduced and the per-share liquidation price received by stockholders could be less than $10.15 per share. ⚫ MUDS stockholders may be held liable for claims by third parties against MUDS to the extent of distributions received by them. ⚫ Activities taken by existing MUDS stockholders to increase the likelihood of approval of the Business Combination proposal and the other proposals described in the proxy statement that will be filed in connection with the Business Combination could have a depressive effect on our stock. ⚫ MUDS stockholders will experience dilution as a consequence of, among other transactions, the issuance of Class A common stock as consideration in the Business Combination and the PIPE Investment. Having a minority share position may reduce the influence that MUDS’ current stockholders have on the management of MUDS. 49

Summary of Risk Factors (Cont.) Risks Related to the Business Combination ⚫ The Company and MUDS expect to incur significant transaction costs in connection with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by MUDS if the Business Combination is not completed. ⚫ The Company's operating and financial results forecasts, which were presented to the MUDS Board, may not prove accurate. ⚫ Upon executing a definitive agreement with respect to the Business Combination between the Company and MUDS, MUDS will be prohibited from entering into certain transactions that might otherwise be beneficial to it or its stockholders. Risks Related to the Post-Combination Company Following the Business Combination ⚫ MUDS may redeem the public warrants prior to their exercise or expiration at a time that is disadvantageous to public warrant holders, thereby making their public warrants worthless, and exercise of a significant number of the public warrants could adversely affect the market price of Class A common stock. ⚫ Our ability to successfully effect the Business Combination and to be successful thereafter will be dependent upon the efforts of certain key personnel, including the key personnel of Blue Nile. The loss of key personnel could negatively impact the operations and profitability of our post-combination business and its financial condition could suffer as a result. ⚫ The post-combination company's management team will have limited experience managing a public company. ⚫ The requirements of being a public company may strain the post-combination company's resources and distract its management, which could make it difficult to manage its business, particularly after we are no longer an “emerging growth company.” ⚫ Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations. ⚫ Subsequent to the completion of the Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and our stock price, which could cause you to lose some or all of your investment. 50

Summary of Risk Factors (Cont.) Risks Related to the Post-Combination Company Following the Business Combination ⚫ Following the consummation of the Business Combination, our only significant asset will be our ownership interest in the Blue Nile business and such ownership may not be sufficiently profitable or valuable to enable us to pay any dividends on Class A common stock or satisfy our other financial obligations. ⚫ If the Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline. ⚫ The post-combination company will be a “controlled company” within the meaning of the Nasdaq rules and, as a result, will qualify for, and intends to rely on, exemptions and relief from certain corporate governance requirements. You will not have the same protections afforded to stockholders of companies that are subject to such requirements. ⚫ We are an “emerging growth company,” and the reduced disclosure requirements applicable to emerging growth companies may make our securities less attractive to investors. ⚫ Pursuant to the Dodd-Frank Act and SEC rules, the post-combination company will be required to file public disclosures regarding the country of origin of certain supplies, which could damage our reputation or impact our ability to obtain merchandise if customers or other stakeholders react negatively to our disclosures. ⚫ As a private company, we have not been required to document and test our internal controls over financial reporting nor has management been required to certify the effectiveness of our internal controls and our auditors have not been required to opine on the effectiveness of our internal control over financial reporting. As such, we may identify material weaknesses in our internal control over financial reporting that could lead to errors in the post-combination company's financial reporting, which could adversely affect the post-combination company's business and the market price of our securities. ⚫ The post-combination company will be a holding company and depend upon its subsidiaries for its cash flows. 51

Summary of Risk Factors (Cont.) Risks Related to Our Business and Industry ⚫ Fluctuations in the pricing and availability of commodities could adversely impact our results of operations and cash flows. ⚫ In order to increase net revenue and to sustain or increase profitability, we must attract customers in a cost-effective manner. ⚫ We may not succeed in sustaining and promoting our brand, which would prevent us from acquiring customers and increasing our sales. ⚫ Purchasers of diamonds and fine jewelry may not choose to shop online, which would prevent us from growing our online business. ⚫ Long-term changes in consumer attitudes toward jewelry could be unfavorable and harm jewelry sales. ⚫ The fine jewelry retail industry is highly competitive, and if we do not compete successfully, our business may be adversely impacted. ⚫ We may undertake wide-ranging strategic initiatives that may fail to achieve our objectives. ⚫ We plan to expand showrooms in the U.S. and internationally, which may expose us to significant risks. ⚫ We may be unsuccessful in further expanding our operations internationally. ⚫ We face foreign exchange risk. ⚫ Our eCommerce business faces distinct risks, including increased costs related to search engine marketing, and our failure to successfully manage those risks could have a negative impact on our results of operations. ⚫ Our business may be adversely affected if we are unable to provide a cost-effective shopping platform that is able to respond and adapt to rapid changes in technology and consumer preferences. ⚫ We may not accurately forecast sales and appropriately plan our expenses. ⚫ If we are unable to accurately manage our inventory, our reputation, results of operations and cash flows could suffer. ⚫ We rely on our relationship with third-party payment processors and consumer credit companies to process transactions and to offer financing for the purchase of our products. Any deterioration in consumers’ financial position, changes to the regulatory requirements regarding payment processing or the granting of credit to customers or disruption in the availability of credit to customers could adversely impact our results of operations and cash flows. 52

Summary of Risk Factors (Cont.) Risks Related to Our Business and Industry ⚫ Our business is affected by acute seasonality patterns, and as a result, our quarterly results may fluctuate and could be below expectations. ⚫ The success of our business may depend on our ability to successfully expand our product offerings. ⚫ Refunds, cancellations, and warranty claims could harm our business. ⚫ We face the risk of theft of our products from inventory, including fulfillment centers and showrooms, or during shipment. ⚫ Our failure to address risks associated with payment methods, credit card fraud and other consumer fraud, including our failure to offer a variety of payment methods, may cause our business and results of operations to suffer. ⚫ We may need to implement additional finance and accounting systems, procedures and controls as we grow our business and organization to satisfy international and other new reporting requirements. ⚫ Our level of indebtedness could have a material adverse effect on our ability to generate sufficient cash to fulfill our obligations under such indebtedness, to react to changes in our business, and to incur additional indebtedness to fund future needs. ⚫ Environmental, social, and governance matters may impact our business and reputation Risks Related to Global and Economic Conditions ⚫ The COVID-19 pandemic has had, and may in the future have, a material impact on our business. ⚫ An overall decline in the health of the economy and other factors impacting consumer spending, such as recessionary conditions, governmental instability, and natural disasters, may affect consumer purchases, which could reduce demand for our products and harm our business, results of operations and financial condition. 53

Summary of Risk Factors (Cont.) Risks Related to Our Dependence on Third Parties ⚫ Our supplier relationships are a key component of our business, and any adverse development in such relationships may cause our business and results of operations to suffer. ⚫ We rely on our suppliers, third-party carriers and third-party jewelers as part of our fulfillment process, and these third parties may fail to adequately serve our customers. ⚫ We rely primarily on third-party insurance policies to insure our operations-related risks. If our insurance coverage is insufficient for the needs of our business or our insurance providers are unable to meet their obligations, we may not be able to mitigate the risks facing our business, which could adversely affect our business, results of operations and financial condition. Risks Related to Information Technology, Cybersecurity and Data Privacy ⚫ Our failure or the failure of our third-party business partners to protect our sites, networks and systems against security breaches, or otherwise to protect our confidential information, could damage our reputation and brand and substantially harm our business and results of operations. ⚫ System interruptions that impair customer access to our website would damage our reputation and brand and substantially harm our business and results of operations. ⚫ Our use of open source software may pose particular risks to our proprietary software and systems. ⚫ We are subject to rapidly changing and increasingly stringent laws and industry standards relating to privacy, data security and data protection. The restrictions and costs imposed by these laws, or our actual or perceived failure to comply with them, could subject us to liabilities that adversely affect our business, operations and financial performance. Risks Related to Intellectual Property ⚫ Failure to adequately protect or enforce our intellectual property rights could substantially harm our business and results of operations. ⚫ Assertions by third parties of infringement by us of their intellectual property rights could result in significant costs and substantially harm our business and results of operations. 54

Summary of Risk Factors (Cont.) Risks Related to Human Capital ⚫ We rely on the services of our small, specialized workforce and key personnel, many of whom would be difficult to replace. ⚫ Our success is dependent on the strength and effectiveness of our relationships with our various stakeholders whose behavior may be affected by our management of social, ethical and environmental risks. ⚫ Collective bargaining activity could disrupt our operations, increase labor costs or interfere with the ability of management to focus on executing business strategies. Risks Related to Our Legal and Regulatory Environment ⚫ Our failure to appropriately source or to ensure that our products are appropriately sourced may adversely impact our business. ⚫ Failure to comply with laws, regulations and enforcement activities, or changes in statutory, regulatory, accounting and other legal requirements, could potentially impact our operating and financial results. ⚫ Government regulation of the Internet and eCommerce is evolving and unfavorable changes, or failure by us to comply with applicable regulations, could substantially harm our business and results of operations. ⚫ We are subject to anti-corruption, anti-bribery, anti-money laundering and similar laws and regulations, including, without limitation, vendor sourcing transparency laws and modern slavery regulations, and non-compliance with such laws and regulations can subject us to criminal or civil liability and harm our business, financial condition, reputation and results of operations. ⚫ From time to time, we may be subject to legal proceedings, class actions, regulatory disputes, and governmental inquiries that could cause us to incur significant expenses, divert our management’s attention and materially harm our business, financial condition and operating results. ⚫ International laws and regulations and foreign taxes could impact our ability to continue to source and manufacture materials for our products on a global scale as well as operate internationally. 55

Summary of Risk Factors (Cont.) Risks Related to Taxation ⚫ We may have exposure to greater than anticipated tax liabilities. ⚫ Changes in existing taxation laws, rules or practices may adversely affect our financial results. ⚫ Our financial results may be negatively affected if we are required to collect additional taxes on sales or disclose our customers’ private information to tax authorities. 56